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                                                                    EXHIBIT 23.3

                                  [LETTERHEAD]


                                  CONSENT FORM


     The undersigned hereby consent to the use of our name and the statement with respect to us that appears under the heading "Experts" in the Registration Statement on Form S-1 and related Prospectus of Triangle Pharmaceuticals, Inc.


                                                        KILPATRICK & CODY L.L.P.


Dated:    October 29, 1996                              /s/ Kilpatrick & Cody
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